                                                                EXHIBIT 10.21(a)


                                 REVOLVING NOTE
                           (eMERGE INTERACTIVE, INC.)


$3,000,000                                                   Wayne, Pennsylvania
                                                                   July 21, 1999

      FOR VALUE RECEIVED, eMerge Interactive, Inc., a Delaware corporation (the "Borrower"), having an office at 10315 102nd Terrace, Sebastian, Florida 32958, hereby promises to pay to the order of Safeguard Delaware, Inc., a Delaware corporation (the "Lender"), at the Lender's office located at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810 or at such other place in the continental United States as the Lender may designate in writing, upon demand, in lawful money of the United States, and in immediately available funds, the principal sum of up to THREE MILLION DOLLARS ($3,000,000), or so much thereof as shall have been advanced by the Lender to the Borrower as hereinafter set forth and then be outstanding, and to pay interest thereon monthly in arrears on the first business day of each calendar month at an annual rate equal to the announced prime rate of PNC Bank, N.A. (the "Prime Rate") plus one percent (1%). All amounts advanced hereon, but not to exceed $3,000,000 at any one time outstanding in the aggregate, shall be so advanced upon the request of the Borrower. All amounts so advanced hereon and all payments made on account of the principal hereof shall be recorded in the books of the Lender, which records shall be final and binding, but failure to do so shall not release the Borrower from any of its obligations hereunder.

      All payments made on this Note (including, without limitation, prepayments) shall be applied, at the option of the Lender, first to late charges and collection costs, if any, then to accrued interest and then to principal. Interest payable hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Accrued and unpaid interest shall be due and payable upon maturity of this Note. After maturity or in the event of default, interest shall continue to accrue on the Note at the rate set forth above and shall be payable on demand of the Lender.

      The outstanding principal amount of this Note may be prepaid by the Borrower upon notice to the Lender in whole at any time or in part from time to time without any prepayment penalty or premium; provided, that upon such payment any interest due to the date of such prepayment on such prepaid amount shall also be paid.

      Notwithstanding anything in this Note, the interest rate charged hereon shall not exceed the maximum rate allowable by applicable law. If any stated interest rate herein exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by the Borrower at any time shall be applied to the unpaid balance of any outstanding principal of this Note.

      An event of default hereunder shall consist of:

      (i) a default in the payment by the Borrower to the Lender of principal or interest under this Note as and when the same shall become due and payable;

      (ii) an event of default by the Borrower under any other obligation, instrument, note or agreement for borrowed money, beyond any applicable notice and/or grace period;

      (iii) institution of any proceeding by or against the Borrower under any present or future bankruptcy or insolvency statute or similar law and, if involuntary, if the same are not stayed or dismissed within sixty (60) days, or the Borrower's assignment for the benefit of creditors or the appointment of a receiver, trustee, conservator or other judicial representative for the Borrower or the Borrower's property or the Borrower's being adjudicated a bankrupt or insolvent.

Upon the occurrence of any event of default, interest shall accrue on the outstanding balance of this Note at the Prime Rate plus three percent (3%), the entire unpaid principal amount of this Note and all unpaid interest accrued thereon shall, at the sole option of the Lender, without notice, become immediately due and payable, and the Lender shall thereupon have all the rights and remedies provided hereunder or now or hereafter available or now or hereafter available at law or in equity.

      Any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, exceeds $100,000 ("Summary Proceeding"), arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be litigated exclusively in the Superior Court of the State of Delaware (the "Delaware Superior Court") as a summary proceeding pursuant to Rules 124-131 of the Delaware Superior Court, or any successor rules (the "Summary Proceeding Rules"). Each of the parties hereto hereby irrevocably and unconditionally (i) submits to the jurisdiction of the Delaware Superior Court for any Summary Proceeding, (ii) agrees not to commence any Summary Proceeding except in the Delaware Superior Court, (iii) waives, and agrees not to plead or to make, any objection to the venue of any Summary Proceeding in the Delaware Superior Court, (iv) waives, and agrees not to plead or to make, any claim that any Summary Proceeding brought in the Delaware Superior Court has been brought in an improper or otherwise inconvenient forum,
(v) waives, and agrees not to plead or to make, any claim that the Delaware Superior Court lacks personal jurisdiction over it, (vi) waives its right to remove any Summary Proceeding to the federal courts except where such courts are vested with sole and exclusive jurisdiction by statute and (vii) understands and agrees that it shall not seek a jury trial or punitive damages in any Summary Proceeding based upon or arising out of our otherwise related to this Agreement waives any and all rights to any such jury trial or to seek punitive damages.

      In the event any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, does not exceed $100,000 (a "Proceeding"), arising out of or relating to this Agreement or the breach, termination or validity thereof is brought, the parties to such Proceeding agree to make application to the Delaware Superior Court to proceed under the Summary Proceeding Rules. Until such time as such application is rejected, such Proceeding shall be treated as a Summary Proceeding and all of the foregoing provisions of this Section relating to Summary Proceedings shall apply to such Proceeding.

      If a Summary Proceeding is not available to resolve any dispute hereunder, the controversy or claim shall be settled by arbitration conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") strictly in accordance with the terms of this Agreement and the substantive law of the State of Delaware. The arbitration shall be conducted at the Association's regional office located closest to the Lender's principal place of business by three arbitrators, at least one of whom shall be knowledgeable in general business matters and one of whom shall be an attorney. Judgment upon the arbitrators' award may be entered and enforced in any court of competent jurisdiction. Neither party shall institute a proceeding hereunder unless at least 60 days prior thereto such party shall have given written notice to the other party of its intent to do so.

      Neither party shall be precluded hereby from securing equitable remedies in courts of any jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions to protect its rights and interests but such remedies shall not be sought as a means to avoid or stay arbitration or a Summary Proceeding.

      The Borrower hereby waives presentment, demand, protest and notice of dishonor and protest, and also waives all other exemptions; and agrees that extension or extensions of the time of payment of this Note or any installment or part thereof may be made before, at or after maturity by agreement by the Lender. Upon default hereunder, the Lender shall have the right to offset the amount owed by the Borrower against any amounts owed by the Lender in any capacity to the Borrower, whether or not due, and the Lender shall be deemed to have exercised such right of offset and to have made a charge against any such account or amounts immediately upon the occurrence of an event of default hereunder even though such charge is made or entered on the books of the Lender subsequent thereto. The Borrower shall pay to the Lender, upon demand, all costs and expenses, including, without limitation, attorneys' fees and legal expenses, that may be incurred by the Lender in connection with the enforcement of this Note.

      Notices required to be given hereunder shall be deemed validly given (I) three business days after sent, postage prepaid, by certified mail, return receipt requested, (ii) one business day after sent, charges paid by the sender, by next day delivery or other guaranteed delivery service, (iii) when sent by facsimile transmission, or (iv) when delivered by hand:

      If to the Lender:       Safeguard Delaware, Inc.
                              800 The Safeguard Building
                              435 Devon Park Drive
                              Wayne, PA  19087
                              Attn: Chief Financial Officer

      If to the Borrower:     eMerge Interactive, Inc.
                              10315 102nd Terrace
                              Sebastian, FL 32858
                              Attn:  Michael Janney, Chief Financial Officer

or to such other address, or in care of such other person, as the holder or the Borrower shall hereafter specify to the other from time to time by due notice.

      Any failure by the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Note shall be binding upon the Lender unless in writing and signed by it. Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof. This Note shall apply to and bind the successors of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

      This Note shall be governed by and interpreted in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, the Borrower, by its duly authorized officer intending to be legally bound hereby, has duly executed this Revolving Note as of the date first written above.

                                    EMerge Interactive, Inc.


                                    By: /s/: Michael Janney
                                        -------------------
                                        Michael Janney, Chief Financial Officer

                                                                EXHIBIT 10.21(b)


                             AMENDED REVOLVING NOTE
                           (eMERGE INTERACTIVE, INC.)


$3,000,000                                                  Wayne, Pennsylvania
                                                                 August 3, 1999

      WHEREAS, Safeguard Delaware, Inc. (the "Lender") was the holder of a $3,000,000 Revolving Note dated July 21, 1999 (the $3,000,000 Note") made by eMerge Interactive, Inc. (the "Borrower"); and

      WHEREAS, Borrower and Lender desire to amend the terms of the $3,000,000 Note to provide for a 60 day term;

      NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged Borrower and lender hereby agree as follows:

      FOR VALUE RECEIVED, eMerge Interactive, Inc., a Delaware corporation (the "Borrower"), having an office at 10315 102nd Terrace, Sebastian, Florida 32958, hereby promises to pay to the order of Safeguard Delaware, Inc., a Delaware corporation (the "Lender"), at the Lender's office located at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810 or at such other place in the continental United States as the Lender may designate in writing, upon demand, in lawful money of the United States, and in immediately available funds, the principal sum of up to THREE MILLION DOLLARS ($3,000,000), or so much thereof as shall have been advanced by the Lender to the Borrower as hereinafter set forth and then be outstanding, and to pay interest thereon monthly in arrears on the first business day of each calendar month at an annual rate equal to the announced prime rate of PNC Bank, N.A. (the "Prime Rate") plus one percent (1%). All amounts advanced hereon, but not to exceed $3,000,000 at any one time outstanding in the aggregate, shall be so advanced upon the request of the Borrower. All amounts so advanced hereon and all payments made on account of the principal hereof shall be recorded in the books of the Lender, which records shall be final and binding, but failure to do so shall not release the Borrower from any of its obligations hereunder.

      All payments made on this Note (including, without limitation, prepayments) shall be applied, at the option of the Lender, first to late charges and collection costs, if any, then to accrued interest and then to principal. Interest payable hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Accrued and unpaid interest shall be due and payable upon maturity of this Note. After maturity or in the event of default, interest shall continue to accrue on the Note at the rate set forth above and shall be payable on demand of the Lender.

      The outstanding principal amount of this Note may be prepaid by the Borrower upon notice to the Lender in whole at any time or in part from time to time without any prepayment penalty or premium; provided, that upon such payment any interest due to the date of such prepayment on such prepaid amount shall also be paid.

      Notwithstanding anything in this Note, the interest rate charged hereon shall not exceed the maximum rate allowable by applicable law. If any stated interest rate herein exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by the Borrower at any time shall be applied to the unpaid balance of any outstanding principal of this Note.

      An event of default hereunder shall consist of:


      a default in the payment by the Borrower to the Lender of principal or interest under this Note as and when the same shall become due and payable;

      an event of default by the Borrower under any other obligation, instrument, note or agreement for borrowed money, beyond any applicable notice and/or grace period;

      institution of any proceeding by or against the Borrower under any present or future bankruptcy or insolvency statute or similar law and, if involuntary, if the same are not stayed or dismissed within sixty (60) days, or the Borrower's assignment for the benefit of creditors or the appointment of a receiver, trustee, conservator or other judicial representative for the Borrower or the Borrower's property or the Borrower's being adjudicated a bankrupt or insolvent.

Upon the occurrence of any event of default, interest shall accrue on the outstanding balance of this Note at the Prime Rate plus three percent (3%), the entire unpaid principal amount of this Note and all unpaid interest accrued thereon shall, at the sole option of the Lender, without notice, become immediately due and payable, and the Lender shall thereupon have all the rights and remedies provided hereunder or now or hereafter available or now or hereafter available at law or in equity.

      Any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, exceeds $100,000 ("Summary Proceeding"), arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be litigated exclusively in the Superior Court of the State of Delaware (the "Delaware Superior Court") as a summary proceeding pursuant to Rules 124-131 of the Delaware Superior Court, or any successor rules (the "Summary Proceeding Rules"). Each of the parties hereto hereby irrevocably and unconditionally (I) submits to the jurisdiction of the Delaware Superior Court for any Summary Proceeding, (ii) agrees not to commence any Summary Proceeding except in the Delaware Superior Court, (iii) waives, and agrees not to plead or to make, any objection to the venue of any Summary Proceeding in the Delaware Superior Court, (iv) waives, and agrees not to plead or to make, any claim that the Delaware Superior Court has been brought in an improper or otherwise inconvenient forum, (v) waives, and agrees not to plead or to make, any claim that the Delaware Superior Court lacks personal jurisdiction over it, (vi) waives its right to remove any

Summary Proceeding to the federal courts except where such courts are vested with sole and exclusive jurisdiction by statute and (vii) understands and agrees that it shall not seek a jury trial or punitive damages in any Summary Proceeding based upon or arising out of our otherwise related to this Agreement waives any and all rights to any such jury trial or to seek punitive damages.

      In the event any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, does not exceed $100,000 (a "Proceeding"), arising out of or relating to this Agreement or the breach, termination or validity thereof is brought, the parties to such Proceeding agree to make application to the Delaware Superior Court to proceed under the Summary Proceeding Rules. Until such time as such application is rejected, such Proceeding shall be treated as a Summary Proceeding and all of the foregoing provisions of this Section relating to Summary Proceedings shall apply to such Proceeding.

      If a Summary Proceeding is not available to resolve any dispute hereunder, the controversy or claim shall be settled by arbitration conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") strictly in accordance with the terms of this Agreement and the substantive law of the State of Delaware. The arbitration shall be conducted at the Association's regional office located closest to the Lender's principal place of business by three arbitrators, at least one of whom shall be knowledgeable in general business matters and one of whom shall be an attorney. Judgment upon the arbitrators' award may be entered and enforced in any court of competent jurisdiction. Neither party shall institute a proceeding hereunder unless at least 60 days prior thereto such party shall have given written notice to the other party of its intent to do so.

      Neither party shall be precluded hereby from securing equitable remedies in courts of any jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions to protect its rights and interests but such remedies shall not be sought as a means to avoid or stay arbitration or a Summary Proceeding.

      The Borrower hereby waives presentment, demand, protest and notice of dishonor and protest, and also waives all other exemptions; and agrees that extension or extensions of the time of payment of this Note or any installment or part thereof may be made before, at or after maturity by agreement by the Lender. Upon default hereunder, the Lender shall have the right to offset the amount owed by the Borrower against any amounts owed by the Lender in any capacity to the Borrower, whether or not due, and the Lender shall be deemed to have exercised such right of offset and to have made a charge against any such account or amounts immediately upon the occurrence of an event of default hereunder even though such charge is made or entered on the books of the Lender subsequent thereto. The Borrower shall pay to the Lender, upon demand, all costs and expenses, including, without limitation, attorneys' fees and legal expenses, that may be incurred by the Lender in connection with the enforcement of this Note.

      Notices required to be given hereunder shall be deemed validly given (I) three business days after sent, postage prepaid, by certified mail, return receipt requested, (ii) one business day after sent, charges paid by the sender, by next day delivery or other guaranteed delivery service, (iii) when sent by facsimile transmission, or (iv) when delivered by hand:

      If to the Lender:      Safeguard Delaware, Inc.
                             800 The Safeguard Building
                             435 Devon Park Drive
                             Wayne, PA 19087
                             Attn: Chief Financial Officer

      If to the Borrower:    eMerge Interactive, Inc.
                             10315 102nd Terrace
                             Sebastian, FL 32858
                             Attn:  Michael Janney, Chief Financial Officer

or to such other address, or in care of such other person, as the holder or the Borrower shall hereafter specify to the other from time to time by due notice.

      Any failure by the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Note shall be binding upon the Lender unless in writing and signed by it. Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof. This Note shall apply to and bind the successors of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

      This Note shall be governed by and interpreted in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, the Borrower, by its duly authorized officer intending to be legally bound hereby, has duly executed this Revolving Note as of the date first written above.

                                    EMerge Interactive, Inc.


                                    By: /s/: Michael Janney
                                        --------------------
                                        Michael Janney, Chief Financial Officer

                                                               Exhibit 10.21(c)

                          THIRD AMENDED REVOLVING NOTE
                           (EMERGE INTERACTIVE, INC.)

                                                            Wayne, Pennsylvania
$3,000,000                                                     December 6, 1999


WHEREAS, Safeguard Delaware, Inc. (the "Lender") is the holder of a $3,000,000 Revolving Note dated July 21, 1999, an Amended Revolving Note dated August 3, 1999, and a Second Amended Revolving Note dated October 25, 1999 (collectively referred to as the "Revolving Note") made by eMerge Interactive, Inc. (the "Borrower"); and

      WHEREAS, Borrower and Lender desire to amend the terms of the Revolving Note to extend the maturity date (as defined therein) to January 31, 2000;

      NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged Borrower and Lender hereby agree as follows:

      FOR VALUE RECEIVED, eMerge Interactive, Inc., a Delaware corporation (the "Borrower"), having an office at 10315 102nd Terrace, Sebastian, Florida 32958, hereby promises to pay to the order of Safeguard Delaware, Inc., a Delaware corporation (the "Lender"), at the Lender's office located at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810 or at such other place in the continental United States as the Lender may designate in writing, upon demand, in lawful money of the United States, and in immediately available funds, the principal sum of up to Three Million Dollars ($3,000,000), or so much thereof as shall have been advanced by the Lender to the Borrower as hereinafter set forth and then be outstanding, and to pay interest thereon monthly in arrears on the first business day of each calendar month at an annual rate equal to the announced prime rate of pnc Bank, N.A. (the "Prime Rate") plus one percent (1%). All amounts advanced hereon, but not to exceed $3,000,000 at any one time outstanding in the aggregate, shall be so advanced upon the request of the Borrower and shall be paid on January 31, 2000 (the "Maturity Date"). All amounts so advanced hereon and all payments made on account of the principal hereof shall be recorded in the books of the Lender, which records shall be final and binding, but failure to do so shall not release the Borrower from any of its obligations hereunder.

      This Note is issued in substitution for a Revolving Note dated July 21, 1999, an Amended Revolving Note dated August 3, 1999, and a Second Amended Revolving Note dated October 25, 1999, and shall evidence all outstanding indebtedness thereunder existing as of the date hereof and any additional indebtedness incurred in the future.

      All payments made on this Note (including, without limitation, prepayments) shall be applied, at the option of the Lender, first to late charges and collection costs, if any, then to accrued interest and then to principal. Interest payable hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Accrued and unpaid interest shall be due and payable on the Maturity Date of this Note. After the Maturity Date or in the event of default, interest shall continue to accrue on the Note at the rate set forth above and shall be payable on demand of the Lender.

      The outstanding principal amount of this Note may be prepaid by the Borrower upon notice to the Lender in whole at any time or in part from time to time without any prepayment penalty or premium; provided, that upon such payment any interest due to the date of such prepayment on such prepaid amount shall also be paid.

      Notwithstanding anything in this Note, the interest rate charged hereon shall not exceed the maximum rate allowable by applicable law. If any stated interest rate herein exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by the Borrower at any time shall be applied to the unpaid balance of any outstanding principal of this Note.

      An event of default hereunder shall consist of:

      (i) a default in the payment by the Borrower to the Lender of principal or interest under this Note as and when the same shall become due and payable;

      (ii) an event of default by the Borrower under any other obligation, instrument, note or agreement for borrowed money, beyond any applicable notice and/or grace period;

      (iii) institution of any proceeding by or against the Borrower under any present or future bankruptcy or insolvency statute or similar law and, if involuntary, if the same are not stayed or dismissed within sixty (60) days, or the Borrower's assignment for the benefit of creditors or the appointment of a receiver, trustee, conservator or other judicial representative for the Borrower or the Borrower's property or the Borrower's being adjudicated a bankrupt or insolvent.

Upon the occurrence of any event of default, interest shall accrue on the outstanding balance of this Note at the Prime Rate plus three percent (3%), the entire unpaid principal amount of this Note and all unpaid interest accrued thereon shall, at the sole option of the Lender, without notice, become immediately due and payable, and the Lender shall thereupon have all the rights and remedies provided hereunder or now or hereafter available at law or in equity.

      Any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, exceeds $100,000 ("Summary Proceeding"), arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be litigated exclusively in the Superior Court of the State of Delaware (the "Delaware Superior Court") as a summary proceeding pursuant to Rules 124-131 of the Delaware Superior Court, or any successor rules (the "Summary Proceeding Rules"). Each of the parties hereto hereby irrevocably and unconditionally (i) submits to the jurisdiction of the Delaware Superior Court for any Summary Proceeding, (ii) agrees not to commence any Summary Proceeding except in the Delaware Superior Court, (iii) waives, and agrees not to plead or to make, any objection to the venue of any Summary Proceeding in the Delaware Superior Court, (iv) waives, and agrees not to plead or to make, any claim that any Summary Proceeding brought in the Delaware Superior Court has been brought in an improper or otherwise inconvenient forum,
(v) waives, and agrees not to plead or to make, any claim that the Delaware Superior Court lacks personal jurisdiction over it, (vi) waives its right to remove any Summary Proceeding to the federal courts except where such courts are vested with sole and exclusive jurisdiction by statute and (vii) understands and agrees that it shall not seek a jury trial or punitive damages in any Summary Proceeding based upon or arising out of or otherwise related to this Agreement waives any and all rights to any such jury trial or to seek punitive damages.

      In the event any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, does not exceed $100,000 (a "Proceeding"), arising out of or relating to this Agreement or the breach, termination or validity thereof is brought, the parties to such Proceeding agree to make application to the Delaware Superior Court to proceed under the Summary Proceeding Rules. Until such time as such application is rejected, such Proceeding shall be treated as a Summary Proceeding and all of the foregoing provisions of this Section relating to Summary Proceedings shall apply to such Proceeding.

      If a Summary Proceeding is not available to resolve any dispute hereunder, the controversy or claim shall be settled by arbitration conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") strictly in accordance with the terms of this Agreement and the substantive law of the State of Delaware. The arbitration shall be conducted at the Association's regional office located closest to the Lender's principal place of business by three arbitrators, at least one of whom shall be knowledgeable in general business matters and one of whom shall be an attorney. Judgment upon the arbitrators' award may be entered and enforced in any court of competent jurisdiction. Neither party shall institute a proceeding hereunder unless at least 60 days prior thereto such party shall have given written notice to the other party of its intent to do so.

      Neither party shall be precluded hereby from securing equitable remedies in courts of any jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions to protect its rights and interests but such remedies shall not be sought as a means to avoid or stay arbitration or a Summary Proceeding.

      The Borrower hereby waives presentment, demand, protest and notice of dishonor and protest, and also waives all other exemptions; and agrees that extension or extensions of the time of payment of this Note or any installment or part thereof may be made before, at or after the Maturity Date by agreement by the Lender. Upon default hereunder, the Lender shall have the right to offset the amount owed by the Borrower against any amounts owed by the Lender in any capacity to the Borrower, whether or not due, and the Lender shall be deemed to have exercised such right of offset and to have made a charge against any such account or amounts immediately upon the occurrence of an event of default hereunder even though such charge is made or entered on the books of the Lender subsequent thereto. The Borrower shall pay to the Lender, upon demand, all costs and expenses, including, without limitation, attorneys' fees and legal expenses, that may be incurred by the Lender in connection with the enforcement of this Note.

      Notices required to be given hereunder shall be deemed validly given (i) three business days after sent, postage prepaid, by certified mail, return receipt requested, (ii) one business day after sent, charges paid by the sender, by next day delivery or other guaranteed delivery service, (iii) when sent by facsimile transmission, or (iv) when delivered by hand:

      If to the Lender:       Safeguard Delaware, Inc.
                              800 The Safeguard Building
                              435 Devon park Drive
                              Wayne, PA 19087
                              Attn: Chief Financial Officer

      If to the Borrower:     eMerge Interactive, Inc.
                              10315 102nd Terrace
                              Sebastian, FL 32858
                              Attn: Michael Janney, Chief Financial Officer

or to such other address, or in care of such other person, as the holder or the Borrower shall hereafter specify to the other from time to time by due notice.

      Any failure by the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Note shall be binding upon the Lender unless in writing and signed by it. Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof. This Note shall apply to and bind the successors of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

      This Note shall be governed by and interpreted in accordance with the laws of the State of Delaware.

       IN WITNESS WHEREOF, the Borrower, by its duly authorized officer intending to be legally bound hereby, has duly executed this Third Amended Revolving Note as of the date first written above.

                                        eMerge Interactive, Inc,


                                        By:______________________________
                                        Michael Janney, Chief Financial Officer

                          FOURTH AMENDED REVOLVING NOTE
                           (eMERGE INTERACTIVE, INC.)

                                                             Wayne, Pennsylvania
$3,000,000                                                    January 31, 2000


WHEREAS, Safeguard Delaware, Inc. (the "Lender") is the holder of a $3,000,000 Revolving Note dated July 21, 1999, an Amended Revolving Note dated August 3, 1999, an Second Amended Revolving Note dated October 25, 1999 and a Third Amended Revolving Note dated December 6, 1999 (collectively referred to as the "Revolving Note") made by eMerge Interactive, Inc. (the "Borrower"); and

         WHEREAS, Borrower and Lender desire to amend the terms of the Revolving Note to extend the maturity date (as defined therein) to March 31, 2000;

         NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged Borrower and Lender hereby agree as follows:

         FOR VALUE RECEIVED, eMerge Interactive, Inc., a Delaware corporation (the "Borrower"), having an office at 10315 102nd Terrace, Sebastian, Florida 32958, hereby promises to pay to the order of Safeguard Delaware, Inc., a Delaware corporation (the "Lender"), at the Lender's office located at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810 or at such other place in the continental United States as the Lender may designate in writing, upon demand, in lawful money of the United States, and in immediately available funds, the principal sum of up to Three Million Dollars ($3,000,000), or so much thereof as shall have been advanced by the Lender to the Borrower as hereinafter set forth and then be outstanding, and to pay interest thereon monthly in arrears on the first business day of each calendar month at an annual rate equal to the announced prime rate of pnc Bank, N.A. (the "Prime Rate") plus one percent (1%). All amounts advanced hereon, but not to exceed $3,000,000 at any one time outstanding in the aggregate, shall be so advanced upon the request of the Borrower and shall be paid on March 31, 2000 (the "Maturity Date"). All amounts so advanced hereon and all payments made on account of the principal hereof shall be recorded in the books of the Lender, which records shall be final and binding, but failure to do so shall not release the Borrower from any of its obligations hereunder.

         This Note is issued in substitution for a Revolving Note dated July 21, 1999, an Amended Revolving Note dated August 3, 1999, an Second Amended Revolving Note dated October 25, 1999 and a Third Amended Revolving Note dated December 6, 1999, and shall evidence all outstanding indebtedness thereunder existing as of the date hereof and any additional indebtedness incurred in the future.

         All payments made on this Note (including, without limitation, prepayments) shall be applied, at the option of the Lender, first to late charges and collection costs, if any, then to accrued interest and then to principal. Interest payable hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Accrued and unpaid interest shall be due and payable on the Maturity Date of this Note. After the Maturity Date or in the event of default, interest shall continue to accrue on the Note at the rate set forth above and shall be payable on demand of the Lender.

         The outstanding principal amount of this Note may be prepaid by the Borrower upon notice to the Lender in whole at any time or in part from time to time without any prepayment penalty or premium; provided, that upon such payment any interest due to the date of such prepayment on such prepaid amount shall also be paid.

         Notwithstanding anything in this Note, the interest rate charged hereon shall not exceed the maximum rate allowable by applicable law. If any stated interest rate herein exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by the Borrower at any time shall be applied to the unpaid balance of any outstanding principal of this Note.

         An event of default hereunder shall consist of:

         (i) a default in the payment by the Borrower to the Lender of principal or interest under this Note as and when the same shall become due and payable;

         (ii) an event of default by the Borrower under any other obligation, instrument, note or agreement for borrowed money, beyond any applicable notice and/or grace period;

         (iii) institution of any proceeding by or against the Borrower under any present or future bankruptcy or insolvency statute or similar law and, if involuntary, if the same are not stayed or dismissed within sixty (60) days, or the Borrower's assignment for the benefit of creditors or the appointment of a receiver, trustee, conservator or other judicial representative for the Borrower or the Borrower's property or the Borrower's being adjudicated a bankrupt or insolvent.

Upon the occurrence of any event of default, interest shall accrue on the outstanding balance of this Note at the Prime Rate plus three percent (3%), the entire unpaid principal amount of this Note and all unpaid interest accrued thereon shall, at the sole option of the Lender, without notice, become immediately due and payable, and the Lender shall thereupon have all the rights and remedies provided hereunder or now or hereafter available at law or in equity.

         Any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, exceeds $100,000 ("Summary Proceeding"), arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be litigated exclusively in the Superior Court of the State of Delaware (the "Delaware Superior Court") as a summary proceeding pursuant to Rules 124-131 of the Delaware Superior Court, or any successor rules (the "Summary Proceeding Rules"). Each of the parties hereto hereby irrevocably and unconditionally (i) submits to the jurisdiction of the Delaware Superior Court for any Summary Proceeding, (ii) agrees not to commence any Summary Proceeding except in the Delaware Superior Court, (iii) waives, and agrees not to plead or to make, any objection to the venue of any Summary Proceeding in the Delaware Superior Court, (iv) waives, and agrees not to plead or to make, any claim that any Summary Proceeding brought in the Delaware Superior Court has been brought in an improper or otherwise inconvenient forum, (v) waives, and agrees not to plead or to make, any claim that the Delaware Superior Court lacks personal jurisdiction over it, (vi) waives its right to remove any Summary Proceeding to the federal courts except where such courts are vested with sole and exclusive jurisdiction by statute and
(vii) understands and agrees that it shall not seek a jury trial or punitive damages in any Summary Proceeding based upon or arising out of or otherwise related to this Agreement waives any and all rights to any such jury trial or to seek punitive damages.

         In the event any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, does not exceed $100,000 (a "Proceeding"), arising out of or relating to this Agreement or the breach, termination or validity thereof is brought, the parties to such Proceeding agree to make application to the Delaware Superior Court to proceed under the Summary Proceeding Rules. Until such time as such application is rejected, such Proceeding shall be treated as a Summary Proceeding and all of the foregoing provisions of this Section relating to Summary Proceedings shall apply to such Proceeding.

         If a Summary Proceeding is not available to resolve any dispute hereunder, the controversy or claim shall be settled by arbitration conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") strictly in accordance with the terms of this Agreement and the substantive law of the State of Delaware. The arbitration shall be conducted at the Association's regional office located closest to the Lender's principal place of business by three arbitrators, at least one of whom shall be knowledgeable in general business matters and one of whom shall be an attorney. Judgment upon the arbitrators' award may be entered and enforced in any court of competent jurisdiction. Neither party shall institute a proceeding hereunder unless at least 60 days prior thereto such party shall have given written notice to the other party of its intent to do so.

         Neither party shall be precluded hereby from securing equitable remedies in courts of any jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions to protect its rights and interests but such remedies shall not be sought as a means to avoid or stay arbitration or a Summary Proceeding.

         The Borrower hereby waives presentment, demand, protest and notice of dishonor and protest, and also waives all other exemptions; and agrees that extension or extensions of the time of payment of this Note or any installment or part thereof may be made before, at or after the Maturity Date by agreement by the Lender. Upon default hereunder, the Lender shall have the right to offset the amount owed by the Borrower against any amounts owed by the Lender in any capacity to the Borrower, whether or not due, and the Lender shall be deemed to have exercised such right of offset and to have made a charge against any such account or amounts immediately upon the occurrence of an event of default hereunder even though such charge is made or entered on the books of the Lender subsequent thereto. The Borrower shall pay to the Lender, upon demand, all costs and expenses, including, without limitation, attorneys' fees and legal expenses, that may be incurred by the Lender in connection with the enforcement of this Note.

         Notices required to be given hereunder shall be deemed validly given
(i) three business days after sent, postage prepaid, by certified mail, return receipt requested, (ii) one business day after sent, charges paid by the sender, by next day delivery or other guaranteed delivery service, (iii) when sent by facsimile transmission, or (iv) when delivered by hand:

         If to the Lender:          Safeguard Delaware, Inc.
                                    800 The Safeguard Building
                                    435 Devon park Drive
                                    Wayne, PA 19087
                                    Attn: Chief Financial Officer

         If to the Borrower:        eMerge Interactive, Inc.
                                    10315 102nd Terrace
                                    Sebastian, FL 32858
                                    Attn: Michael Janney,
                                          Chief Financial Officer

or to such other address, or in care of such other person, as the holder or the Borrower shall hereafter specify to the other from time to time by due notice.

         Any failure by the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Note shall be binding upon the Lender unless in writing and signed by it. Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof. This Note shall apply to and bind the successors of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

         This Note shall be governed by and interpreted in accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, the Borrower, by its duly authorized officer intending to be legally bound hereby, has duly executed this Third Amended Revolving Note as of the date first written above.

                                                       eMerge Interactive, Inc,


                                                       By: /s/ T. Michael Janney
                                                       T. Michael Janney,
                                                       Chief Financial Officer